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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549

                        ---------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

Date of Report                                              September 27, 1995
(Date of earliest event reported)

                               LEE PHARMACEUTICALS
            (exact name of registrant as specified in its character)

                                   CALIFORNIA
                 (State or other jurisdiction of incorporation)

         1-7335                                        95-2680312
------------------------                  ------------------------------------
(Commission File Number)                  (IRS Employer Identification Number)


1444 Santa Anita Avenue, South El Monte, California                    91733
(Address of principal executive offices)                             (Zip Code)


                                 (818) 442-3141
              (Registrant's telephone number, including area code)



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ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNT


          (a) Jeffery, Corrigan & Shaw, Certified Public Accountants, were engaged as the Registrant's principal independent accountants for the year ended September 30, 1995, on September 27, 1995. Prior to the date, Meir & Meir had been the Registrant's principal independent accountants.

          (b) In connection with its audit for the most recent year and through September 27, 1995, there have been no disagreements with Meir & Meir on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Meir & Meir would have caused them to make reference in connection with their report to the subject matter.

          (c) The report of Meir & Meir on the financial statements for the past year contained no adverse opinion or disclaimer of opinion and were not qualified as to uncertainty, audit scope, or accounting principle.

          (d) A letter dated September 29, 1995, addressed to the Commission from the Registrant's former independent accountants stating whether or not they agree with the statements made by the Registrant herein is filed as Exhibit 16 hereto.


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          (e)  The decision to change independent accountants was approved by the Board of Directors of the Registrant. The Registrant does have an audit committee.

          (f) The Company has been informed by Meir & Meir that information has come to their attention that made them conclude that the scope of the audit should be expanded to include an expert opinion regarding the environmental issues the Company is involved with. The finding of such expert may materially impact the fairness or reliability of the previously issued audit reports or the underlying financial statements, or the financial statements to be issued covering the fiscal periods subsequent to the date of the most recent audited financial statements (including information that might preclude the issuance of an unqualified report).

          (g) The request by Meir & Meir to include the expert opinion in the fiscal 1995 audit was not the basis for the Company's change of independent accountants. The Company is involved in various matters involving environmental cleanup issues. SEE the Company's Annual Report on Form 10-KSB for the fiscal year ended September 30, 1994, and the Company's Quarterly Reports on Form 10-QSB for the fiscal quarters ended December 31, 1994, and March 31 and June 30, 1995. The Company believes that the ultimate outcome of these matters cannot presently be determined.


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               Accordingly, no provision for any loss that may result from the resolution of these matters has been made in the financial statements of the Company.

ITEM 7.        FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
               EXHIBITS.

               (c)  Exhibits.
                    16.  Letter re change in certifying accountant.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      LEE PHARMACEUTICALS

Date:    September 29, 1995           By:   RONALD G. LEE
       -----------------------            ---------------------------
                                          RONALD G. LEE
                                          PRESIDENT

Date:   September 29, 1995            By:   MICHAEL L. AGRESTI
      -----------------------            ---------------------------
                                          MICHAEL L. AGRESTI
                                          VICE PRESIDENT - FINANCE